TALCOTT RESOLUTION LIFE INSURANCE COMPANY
SEPARATE ACCOUNT ELEVEN
333-72042	HV-3574 – PremierSolutions Standard

Supplement dated August 29, 2018 to your Prospectus
FUND REORGANIZATION
BNY MELLON INSIGHT CORE PLUS FUND – CLASS A
The Board of Directors of Dreyfus Investment Grade Funds, Inc. (the “Company”) has approved, subject to shareholder approval, an Agreement and Plan of Reorganization (the “Agreement”) between the Company, on behalf of Dreyfus Intermediate Term Income Fund (the “Merging Fund”), and BNY Mellon Absolute Insight Funds, Inc., on behalf of BNY Mellon Insight Core Plus Fund (the “Acquiring Fund”). The Agreement provides for the transfer of the Merging Fund’s assets to the Acquiring Fund in a tax-free exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Merging Fund’s stated liabilities, the distribution of such shares of the Acquiring Fund to the Merging Fund shareholders and the subsequent termination of the Merging Fund (the “Reorganization”). Shareholders of the Merging Fund will be asked to approve the Agreement on behalf of the Merging Fund at a special meeting of shareholders to be held on or about September 5, 2018. If the Agreement is approved, the Reorganization will become effective on or about October 19, 2018 (“Closing Date”).
As a result of the Reorganization, if any of your Participant Account value is allocated to the Merging Fund Sub-Account, that amount will be merged into the Acquiring Fund Sub-Account. If any portion of your future Contribution is allocated to the Merging Fund Sub-Account, you may redirect that allocation to another Sub-Account available under your Contract. Effective as of the Closing Date, any transaction that includes an allocation to the Merging Fund Sub-Account will be allocated automatically to the Acquiring Fund Sub-Account. Effective as of the Closing Date, unless you direct us otherwise, if you are enrolled in any Dollar Cost Averaging Program, Asset Rebalancing Program or other administrative program that includes transfers of Participant Account value or allocation to the Merging Fund Sub-Account, your enrollment will terminate automatically.
In the event that the proposed Reorganization is approved, effective as of the Closing Date, all references and information contained in the Prospectus for your Contract related to the Merging Fund are deleted and replaced with the Acquiring Fund.
This supplement should be retained with the prospectus
for future reference.